Exhibit 10.7

CHARTERBANK
AMENDMENT TO THE CHARTERBANK
SPLIT DOLLAR AGREEMENT

THIS Amendment is made and entered into this 25th day of September, 2012, by and among CHARTERBANK (the “Bank”) and the undersigned INSURED (the “Insured”).

WITNESSETH THAT:

WHEREAS, the Bank and the Insured executed a Split Dollar Agreement on June 18, 2010, known as the "Split Dollar Agreement" (the "Agreement"); and

WHEREAS, the Bank desires to modify the amount of the death benefit in the Agreement;

NOW, THEREFORE, in consideration of the mutual promises contained in the Agreement, the Bank and the Insured agree as follows:

1.	The death benefit amounts as indicated in Schedule A, attached to this Amendment, are hereby established as additional amounts payable as part of the Agreement.

2.	Such death benefit amounts are subject to all terms and conditions of the Agreement.

3.	In all other respects, the Bank and the Insured ratify the terms of the Agreement.

The parties have executed this Agreement as of the day and year first above written.

CHARTERBANK:

By: /s/ Thomas M. Lane

/s/ Bill C Gladden	Chair of Board P&C
Attest	Title

CURT KOLLAR

/s/ Curt Johnson	/s/ Curtis R Kollar
Witness	Insured/Employee